Rule 424b3

File No.
333154328


AMERICA
N
DEPOSITA
RY
SHARES
One 1
American
Depositary
Share
represents
Five 5 Shares

THE BANK
OF NEW
YORK
MELLON
AMERICA
N
DEPOSITA
RY
RECEIPT
FOR
COMMON
STOCK OF
RSA
INSURANC
E GROUP
PLC.
INCORPOR
ATED
UNDER
THE LAWS
OF
BRITAIN
The Bank of
New York
Mellon, as
depositary
hereinafter
called the
Depositary,
hereby
certifies
i that there
have been
deposited
with the
Depositary
or its agent,
nominee,
custodian,
clearing
agency or
corresponde
nt, the
securities
described
above
Shares or
evidence of
the right to
receive such
Shares, ii that
at the date
hereof each
American
Depositary
Share
evidenced by
this Receipt
represents
the amount
of Shares
shown
above, and
that

or registered
assigns IS
THE
OWNER OF
AMERICA
N
DEPOSITA
RY
SHARES
hereby
evidenced
and called,
and except
as otherwise
herein
expressly
provided, is
entitled upon
surrender at
the
Corporate
Trust Office
of the
Depositary,
New York,
New York of
this Receipt
duly
endorsed for
transfer and
upon
payment of
the charges
as provided
on the
reverse of
this Receipt
and in
compliance
with
applicable
laws or
governmenta
l regulations,
at Owners
option 1 to
delivery at
the office of
the agent,
nominee,
custodian,
clearing
agency or
corresponde
nt of the
Depositary,
to a person
specified by
Owner, of
the amount
of Deposited
Securities
represented
hereby or
evidence of
the right to
receive the
same or 2 to
have such
Deposited
Securities
forwarded at
his cost and
risk to him at
the
Corporate
Trust Office
of the
Depositary.
 The words
Deposited
Securities
wherever
used in this
Receipt shall
mean the
Shares
deposited
under the
agreement
created by
the Receipts
as
hereinafter
defined
including
such
evidence of
the right to
receive the
same, and
any and all
other
securities,
cash and
other
property held
by the
Depositary in
place thereof
or in addition
thereto as
provided
herein.  The
word Owner
wherever
used in this
Receipt shall
mean the
name in
which this
Receipt is
registered
upon the
books of the
Depositary
from time to
time.  The
Depositarys
Corporate
Trust Office
is located at
a different
address than
its principal
executive
office. Its
Corporate
Trust Office
is located at
101 Barclay
Street, New
York, New
York 10286,
and its
principal
executive
office is
located at
One Wall
Street, New
York, New
York 10286.
1.
RECEIPTS.
This
American
Depositary
Receipt this
Receipt is
one of a
continuing
issue of
American
Depositary
Receipts
collectively,
the Receipts,
all
evidencing
rights of like
tenor with
respect to the
Deposited
Securities,
and all
issued or to
be issued
upon the
terms and
subject to the
conditions
herein
provided,
which shall
govern the
continuing
arrangement
by the
Depositary
with respect
to initial
deposits as
well as the
rights of
holders and
Owners of
Receipts
subsequent
to such
deposits.
The issuer of
the Receipts
is deemed to
be the legal
entity
resulting
from the
agreement
herein
provided for.
The issuance
of Receipts
against
deposits
generally
may be
suspended,
or the
issuance of
Receipts
against the
deposit of
particular
Shares may
be withheld,
if such
action is
deemed
necessary or
advisable by
the
Depositary at
any time and
from time to
time because
of any
requirements
of any
government
or
governmenta
l body or
commission
or for any
other reason.
 The
Depositary
assumes no
liability with
respect to the
validity or
worth of the
Deposited
Securities.
2.
TRANSFER
OF
RECEIPTS.
Until the
surrender of
this Receipt
in
accordance
with the
terms hereof,
the
Depositary
will maintain
an office in
the Borough
of
Manhattan,
The City of
New York,
for the
registration
of Receipts
and transfers
of Receipts
where the
Owners of
the Receipts
may, during
regular
business
hours,
inspect the
transfer
books
maintained
by the
Depositary
that list the
Owners of
the Receipts.
 The transfer
of this
Receipt is
registrable on
the books of
the
Depositary at
its Corporate
Trust Office
by the holder
hereof in
person or by
duly
authorized
attorney,
upon
surrender of
this Receipt
properly
endorsed for
transfer or
accompanied
by proper
instruments
of transfer
and funds
sufficient to
pay any
applicable
transfer
taxes, and
the fees and
expenses of
the
Depositary
and upon
compliance
with such
regulations,
if any, as the
Depositary
may
establish for
such
purpose.
 This Receipt
may be split
into other
such
Receipts, or
may be
combined
with other
such
Receipts into
one Receipt,
representing
the same
aggregate
number of
American
Depositary
Shares as the
Receipt or
Receipts
surrendered.
 Upon such
split or
combination
not involving
a transfer, a
charge will
be made as
provided
herein.  The
Depositary
may close
the transfer
books at any
time or from
time to time
when
deemed
expedient by
it in
connection
with the
performance
of its duties
hereunder.
3.
PROOF OF
CITIZENSH
IP OR
RESIDENC
E.
The
Depositary
may require
any holder or
Owner of
Receipts, or
any person
presenting
securities for
deposit
against the
issuance of
Receipts,
from time to
time, to file
such proof
of
citizenship or
residence
and to
furnish such
other
information,
by affidavit
or otherwise,
and to
execute such
certificates
and other
instruments
as may be
necessary or
proper to
comply with
any laws or
regulations
relating to
the issuance
or transfer of
Receipts, the
receipt or
distribution
of dividends
or other
property, or
the taxation
thereof or of
receipts or
deposited
securities,
and the
Depositary
may
withhold the
issuance or
registration
of transfer of
any Receipt
or payment
of such
dividends or
delivery of
such
property
from any
holder,
Owner or
other person,
as the case
may be, who
shall fail to
file such
proofs,
certificates
or other
instruments.
4.
TRANSFER
ABILITY;
RECORDO
WNERSHIP
..
It is a
condition of
this Receipt
and every
successive
holder and
Owner of
this Receipt
by accepting
or holding
the same
consents and
agrees, that
title to this
Receipt,
when
properly
endorsed or
accompanied
by proper
instruments
of transfer, is
transferable
by delivery
with the
same effect
as in the case
of a
negotiable
instrument;
provided,
however,
that prior to
the due
presentation
of this
Receipt for
registration
of transfer as
above
provided,
and subject
to the
provisions of
Article 9
below, the
Depositary,
notwithstandi
ng any notice
to the
contrary,
may treat the
person in
whose name
this Receipt
is registered
on the books
of the
Depositary
as the
absolute
owner hereof
for the
purpose of
determining
the person
entitled to
distribution
of dividends
and for any
other
purpose.
5.
TAX
LIABILITY.
The
Depositary
shall not be
liable for any
taxes or
governmenta
l or other
assessments
or charges
that may
become
payable in
respect of
the
Deposited
Securities,
but a ratable
part of any
and all of the
same,
whether such
tax,
assessment
or charge
becomes
payable by
reason of
any present
or future
law, statute,
charter
provision,
bylaw,
regulation or
otherwise,
shall be
payable by
the Owner
hereof to the
Depositary at
any time on
request.
 Upon the
failure of the
holder or
Owner of
this Receipt
to pay any
such amount,
the
Depositary
may sell for
account of
such Owner
an amount of
the
Deposited
Securities
equal to all
or any part
of the
amount
represented
by this
Receipt, and
may apply
the proceeds
in payment
of such
obligations,
the Owner
hereof
remaining
liable for any
deficiency.
6.
REPRESEN
TATIONS
AND
WARRANT
IES.
Every person
presenting
Shares for
deposit shall
be deemed
thereby to
represent and
warrant that
such Shares
and each
certificate, if
any, therefor
are validly
issued, fully
paid and
nonassessabl
e, that such
Shares were
not issued in
violation of
any
preemptive
or similar
rights of the
holders of
any
securities
and that the
person
making such
deposit is
duly
authorized so
to do.  Every
such person
shall also be
deemed to
represent that
the deposit
of such
securities
and the sale
of American
Depositary
Shares
representing
such Shares
by that
person in the
United States
are not
restricted
under the
Securities
Act of 1933,
as amended
the
Securities
Act of 1933.
 Such
representatio
ns and
warranties
shall survive
the deposit
of such
securities
and issuance
of Receipts.
This Receipt
is issued
subject, and
all rights of
the holder or
Owner
hereof are
expressly
subject, to
the terms and
conditions
set forth on
both sides of
this Receipt,
all of which
form a part
of the
agreement
evidenced in
this Receipt
and to all of
which the
holder or
Owner
hereof by
accepting
this Receipt
consents.
7.
REPORTS
OF ISSUER
OF
DEPOSITE
D
SECURITIE
S; VOTING
RIGHTS.
As of the
date of the
establishmen
t of the
program for
issuance of
Receipts by
the
Depositary,
the
Depositary
believed,
based on
limited
investigation,
that the
issuer of the
Deposited
Securities
either i
furnished the
Securities
and
Exchange
Commission
the
Commission
with certain
public
reports and
documents
required by
foreign law
or otherwise
or ii
published
information
in English on
its Internet
website at
www.rsagrou
p.com or
another
electronic
information
delivery
system
generally
available to
the public in
its primary
trading
market, in
either case in
compliance
with Rule
12g32b
under the
Securities
and
Exchange
Act of 1934
as in effect
and
applicable to
that issuer at
that time.
 However,
the
Depositary
does not
assume any
duty to
determine if
the issuer of
the
Deposited
Securities is
complying
with the
current
requirements
of Rule
12g32b or to
take any
action if that
issuer is not
complying
with those
requirements
..
The
Depositary
shall be
under no
obligation to
give notice to
the holder or
Owner of
this Receipt
of any
meeting of
shareholders
or of any
report of or
communicati
on from the
issuer of the
Deposited
Securities, or
of any other
matter
concerning
the affairs of
such issuer,
except as
herein
expressly
provided.
 The
Depositary
undertakes to
make
available for
inspection by
holders and
Owners of
the Receipts
at its
Corporate
Trust Office,
any reports
and
communicati
on received
from the
issuer of the
Deposited
Securities
that are both
i received by
the
Depositary
as the holder
of the
Deposited
Securities
and ii made
generally
available to
the holders
of the
Deposited
Securities by
the issuer
thereof.
 Such reports
and
communicati
ons will be
available in
the language
in which
they were
received by
the
Depositary
from the
issuer of the
Deposited
Securities,
except to the
extent, if
any, that the
Depositary in
its sole
discretion
elects to both
i translate
into English
any of such
reports or
communicati
ons that were
not in
English when
received by
the
Depositary
and ii make
such
translations,
if any,
available for
inspection by
holders and
Owners of
the Receipts.
 The
Depositary
has no
obligation of
any kind to
translate any
of such
reports or
communicati
ons or to
make such
translation, if
any,
available for
such
inspection.
The
Depositary
may, in its
discretion,
exercise, in
any manner,
or not
exercise, any
and all
voting rights
that may
exist in
respect of
the
Deposited
Securities.
 The
Depositary
may, but
assumes no
obligation to,
notify
Owners of
an upcoming
meeting of
holders of
Deposited
Securities or
solicit
instructions
from Owners
as to the
exercise of
any voting
rights with
respect to the
Deposited
Securities.
Upon the
written
request of
the Owner of
this Receipt
and payment
to it of any
expense
involved, the
Depositary
may, in its
sole
discretion,
but assumes
no obligation
to, exercise
any voting
rights with
respect to the
amount of
the
Deposited
Securities
represented
by the
American
Depositary
Shares
evidenced by
this Receipt
in
accordance
with that
request.
8.
DISTRIBUT
IONS.
Until the
surrender of
this Receipt,
the
Depositary a
shall
distribute or
otherwise
make
available to
the Owner
hereof, at a
time and in
such manner
as it shall
determine,
any
distributions
of cash,
Shares or
other
securities or
property
other than
subscription
or other
rights and b
may
distribute or
otherwise
make
available to
the Owner
hereof, at a
time and in
such manner
as it shall
determine,
any
distributions
of
subscription
or other
rights, in
each case
received with
respect to the
amount of
Deposited
Securities
represented
hereby, after
deduction, or
upon
payment of
the fees and
expenses of
the
Depositary
described in
Article 13
below, and
the
withholding
of any taxes
in respect
thereof;
provided,
however,
that the
Depositary
shall not
make any
distribution
for which it
has not
received
satisfactory
assurances,
which may
be an
opinion of
United States
counsel, that
the
distribution
is registered
under, or is
exempt from
or not
subject to the
registration
requirements
of, the
Securities
Act of 1933
or any other
applicable
law.  If the
Depositary is
not
obligated,
under the
preceding
sentence, to
distribute or
make
available a
distribution
under the
preceding
sentence, the
Depositary
may sell
such Shares,
other
securities,
subscription
or other
rights,
securities or
other
property, and
the
Depositary
shall
distribute the
net proceeds
of a sale of
that kind to
the Owners
entitled to
them, after
deduction or
upon
payment of
the fees and
expenses of
the
Depositary
described in
Article 13
below and
the
withholding
of any taxes
in respect
thereof.  In
lieu of
distributing
fractional
American
Depositary
Shares for
distributed
Shares or
other
fractional
securities,
the
Depositary
may, in its
discretion,
sell the
amount of
securities or
property
equal to the
aggregate of
those
fractions.  In
the case of
subscription
or other
rights, the
Depositary
may, in its
discretion,
issue
warrants for
such
subscription
or other
rights and/or
seek
instructions
from the
Owner of
this Receipt
as to the
disposition to
be made of
such
subscription
or other
rights.  If the
Depositary
does not
distribute or
make
available to
Owners or
sell
distributed
subscription
or other
rights, the
Depositary
shall allow
those rights
to lapse.
 Sales of
subscription
or other
rights,
securities or
other
property by
the
Depositary
shall be
made at such
time and in
such manner
as the
Depositary
may deem
advisable.
If the
Depositary
shall find in
its opinion
that any cash
distribution
is not
convertible
in its entirety
or with
respect to the
Owners of a
portion of
the Receipts,
on a
reasonable
basis into
U.S. Dollars
available to it
in the City of
New York,
or if any
required
approval or
license of
any
government
or agency for
such
conversion is
denied or is
not
obtainable
within a
reasonable
period, the
Depositary
may in its
discretion
make such
conversion
and
distribution
in U.S.
Dollars to the
extent
possible, at
such time
and rates of
conversion
as the
Depositary
shall deem
appropriate,
to the
Owners
entitled
thereto and
shall with
respect to
any such
currency not
converted or
convertible
either
i distribute
such foreign
currency to
the holders
entitled
thereto or ii
hold such
currency for
the
respective
accounts of
such Owners
uninvested
and without
liability for
interest
thereon, in
which case
the
Depositary
may
distribute
appropriate
warrants or
other
instruments
evidencing
rights to
receive such
foreign
currency.
9.
RECORD
DATES
ESTABLIS
HED BY
DEPOSITA
RY.
Whenever
any cash
dividend or
other cash
distribution
shall become
payable or
any
distribution
other than
cash shall be
made, or
whenever
rights shall
be offered,
with respect
to Deposited
Securities, or
whenever the
Depositary
shall receive
notice of any
meeting of
Owners of
Deposited
Securities, or
whenever it
is necessary
or desirable
to determine
the Owners
of Receipts,
the
Depositary
will fix a
record date
for the
determinatio
n of the
Owners
generally or
the Owners
of Receipts
who shall be
entitled to
receive such
dividend,
distribution
or rights, or
the net
proceeds of
the sale
thereof, to
give
instructions
for the
exercise of
voting rights
at any such
meeting or
responsible
for any other
purpose for
which the
record date
was set.
10.
CHANGES
AFFECTIN
G
DEPOSITE
D
SECURITIE
S.
Upon i any
change in
nominal
value or any
subdivision,
combination
or any other
reclassificati
on of the
Deposited
Securities, or
ii any
recapitalizati
on,
reorganizatio
n, sale of
assets
substantially
as an
entirety,
merger or
consolidation
affecting the
issuer of the
Deposited
Securities or
to which it is
a party, or iii
the
redemption
by the issuer
of the
Deposited
Securities at
any time of
any or all of
such
Deposited
Securities
provided the
same are
subject to
redemption,
then and in
any such
case the
Depositary
shall have
the right to
exchange or
surrender
such
Deposited
Securities
and accept
and hold
hereunder in
lieu thereof
 other shares,
securities,
cash or
property to
be issued or
delivered in
lieu of or in
exchange
for, or
distributed or
paid with
respect to,
such
Deposited
Securities.
 Upon any
such
exchange or
surrender,
the
Depositary
shall have
the right, in
its discretion,
to call for
surrender of
this Receipt
in exchange
upon
payment of
fees and
expenses of
the
Depositary
for one or
more new
Receipts of
the same
form and
tenor as this
Receipt, but
describing
the
substituted
Deposited
Securities.
 In any such
case the
Depositary
shall have
the right to
fix a date
after which
this Receipt
shall only
entitle the
Owner to
receive such
new Receipt
or Receipts.
 The
Depositary
shall mail
notice of any
redemption
of Deposited
Securities to
the Owners
of Receipts,
provided that
in the case of
any
redemption
of less than
all of the
Deposited
Securities,
the
Depositary
shall select in
such manner
as it shall
determine an
equivalent
number of
American
Depositary
Shares to be
redeemed
and shall
mail notice
of
redemption
only to the
Owners of
Receipts
evidencing
those
American
Depositary
Shares.  The
sole right of
the Owners
of Receipts
evidencing
American
Depositary
Shares
designated
for
redemption
after the
mailing of
such notice
of
redemption
shall be to
receive the
cash, rights
and other
property
applicable to
the same,
upon
surrender to
the
Depositary
and upon
payment of
its fees and
expenses of
the Receipts
evidencing
such
American
Depositary
Shares.
11.
LIABILITY
OF
DEPOSITA
RY.
The
Depositary
shall not
incur any
liability to
any holder or
Owner of
this Receipt i
if by reason
of any
provisions of
any present
or future law
of the United
States of
America, any
state thereof,
or of any
other
country, or
of any
governmenta
l or
regulatory
authority, or
by reason of
any
provision,
present or
future, of the
charter or
articles of
association
or similar
governing
document of
the issuer or
of the
Deposited
Securities,
the
Depositary
shall be
prevented,
delayed or
forbidden
from or
subjected to
any civil or
criminal
penalty or
extraordinary
expenses on
account of
doing or
performing
any act or
thing which
by the terms
hereof it is
provided
shall be done
or
performed, ii
by reason of
any non-
performance
or delay,
caused as
specified in
clause i
above, in the
performance
of any act or
thing which
by the terms
of this
Receipt it is
provided
shall or may
be done or
performed,
iii by reason
of any
exercise of,
or failure to
exercise, any
discretion
provided for
herein, iv for
the inability
of any
Owner or
holder to
benefit from
any
distribution,
offering,
right or other
benefit
which is
made
available to
holders of
Deposited
Securities but
is not made
available to
Owners or
holders, v
for any
special,
consequentia
l or punitive
damages for
any breach
of the terms
of this
Receipt or vi
arising out of
any act of
God,
terrorism or
war or any
other
circumstance
s beyond its
control.
The
Depositary
shall not be
responsible
for any
failure to
carry out any
requests to
vote any
Deposited
Securities or
for the
manner or
effect of any
vote that is
cast either
with or
without the
request of
any Owner,
or for not
exercising
any right to
vote any
Deposited
Securities.
The
Depositary
does not
assume any
obligation
and shall not
be subject to
any liability
to holders or
Owners
hereunder
other than
agreeing to
act without
negligence or
bad faith in
the
performance
of such
duties as are
specifically
set forth
herein.
The
Depositary
shall be
under no
obligation to
appear in,
prosecute or
defend, any
action, suit
or other
proceeding
in respect of
any of the
Deposited
Securities or
in respect of
the Receipts
on behalf of
Owners or
holders or
any other
persons.  The
Depositary
shall not be
liable for any
action or
nonaction by
it in reliance
upon the
advice of or
information
from legal
counsel,
accountants
or any other
persons
believed by
it in good
faith to be
competent to
give such
advice or
information.
The
Depositary,
subject to
Article 14
hereof, may
itself become
the owner of
and deal in
securities of
any class of
the issuer of
the
Deposited
Securities
and in
Receipts of
this issue.
12.
TERMINAT
ION OF
AGREEME
NT AND
SURRENDE
R OF THIS
RECEIPT.
The
Depositary
may at any
time
terminate the
agreement
evidenced by
this Receipt
and all other
Receipts by
mailing
notice of
such
termination
to the
Owners of
all Receipts
then
outstanding
at their
addresses
appearing
upon the
books of the
Depositary,
at least thirty
days prior to
the date
fixed in such
notice for
termination.
 On and after
such date of
termination
the Owner
hereof, upon
surrender of
this Receipt
at the
Corporate
Trust Office
of the
Depositary,
will be
entitled to
delivery of
the amount
of the
Deposited
Securities
represented
hereby upon
the same
terms and
conditions,
and upon
payment of a
fee at the
rates
provided
herein with
respect to the
surrender of
this Receipt
for
Deposited
Securities
and on
payment of
applicable
taxes and
charges.  The
Depositary
may convert
any
dividends
received by
it in cash
after the
termination
date into
U.S. Dollars
as herein
provided,
and after
deducting
therefrom
the fees of
the
Depositary
and referred
to herein and
any taxes
and
governmenta
l charges and
shall
thereafter
hold the
balance of
said
dividends for
the pro rata
benefit of
the Owners
of the
respective
Receipts.  As
to any
Receipts not
so
surrendered
within thirty
days after
such date of
termination
the
Depositary
shall
thereafter
have no
obligation
with respect
to the
collection or
disbursement
of any
subsequent
dividends or
any
subscriptions
or other
rights
accruing on
the
Deposited
Securities.
 After the
expiration of
three months
from such
date of
termination
the
Depositary
may sell any
remaining
Deposited
Securities in
such manner
as it may
determine,
and may
thereafter
hold
uninvested
the net
proceeds of
any such sale
or sales
together with
any
dividends
received
prior to such
sale or the
U.S. Dollars
received on
conversion
thereof,
unsegregated
and without
liability for
any interest
thereon, for
the pro rata
benefit of
the Owners
of the
Receipts that
have not
theretofore
been
surrendered
for
cancellation,
such Owners
thereupon
becoming
general
creditors of
the
Depositary
with respect
to such net
proceeds.
 After
making such
sale, or if no
such sale can
be made
after the
expiration of
one year
from such
date of
termination,
the
Depositary
shall be
discharged
from all
obligations
whatsoever
to the
holders and
Owners of
the Receipts
except to
make
distribution
of the net
proceeds of
sale and of
such
dividends
after
deducting all
fees, charges
and expenses
of the
Depositary
or of the
Deposited
Securities, in
case no sale
can be made,
upon
surrender of
the Receipts.
13.
CERTAIN
FEES AND
CHARGES
OF THE
DEPOSITA
RY.
The
Depositary
may charge
any party
depositing or
withdrawing
Shares, any
party
transferring
or
surrendering
Receipts, any
party to
whom
Receipts are
issued
including
issuance
pursuant to a
stock
dividend or
stock split or
an exchange
of stock or
distribution
pursuant to
Articles 8 or
10 or
Owners, as
applicable, i
fees for the
delivery or
surrender of
Receipts and
deposit or
withdrawal
of Shares, ii
fees for
distributing
cash, Shares
or other
property
received in
respect of
Deposited
Securities, iii
taxes and
other
governmenta
l charges, iv
registration
or custodial
fees or
charges
relating to
the Shares, v
cable, telex
and facsimile
transmission
expenses, vi
foreign
currency
conversion
expenses and
fees, vii
depositary
servicing
fees and viii
any other
fees or
charges
incurred by
the
Depositary
or its agents
in
connection
with the
Receipt
program.
 The
Depositarys
fees and
charges may
differ from
those of
other
depositaries.
 The
Depositary
reserves the
right to
modify,
reduce or
increase its
fees upon
thirty 30
days notice
to the Owner
hereof.  The
Depositary
will provide,
without
charge, a
copy of its
latest
schedule of
fees and
charges to
any party
requesting it.
The
Depositary
may charge
fees for
receiving
deposits and
issuing
Receipts, for
delivering
Deposited
Securities
against
surrendered
Receipts, for
transfer of
Receipts, for
splits or
combinations
of Receipts,
for
distribution
of each cash
or other
distribution
on Deposited
Securities,
for sales or
exercise of
rights, or for
other
services
performed
hereunder.
 The
Depositary
reserves the
right to
modify,
reduce or
increase its
fees upon
thirty 30
days notice
to the Owner
hereof.  The
Depositary
will provide,
without
charge, a
copy of its
latest fee
schedule to
any party
requesting it.
14.
PRERELEA
SE OF
RECEIPTS.
Notwithstand
ing any other
provision of
this Receipt,
the
Depositary
may execute
and deliver
Receipts
prior to the
receipt of
Shares
PreRelease.
The
Depositary
may deliver
Shares upon
the receipt
and
cancellation
of Receipts
which have
been
PreReleased,
whether or
not such
cancellation
is prior to the
termination
of such
PreRelease
or the
Depositary
knows that
such Receipt
has been
PreReleased.
 The
Depositary
may receive
Receipts in
lieu of
Shares in
satisfaction
of a
PreRelease.
 Each
PreRelease
will be
a preceded
or
accompanied
by a written
representatio
n from the
person to
whom
Receipts or
Shares are to
be delivered
that such
person, or its
customer,
owns the
Shares or
Receipts to
be remitted,
as the case
may be, b at
all times
fully
collateralized
with cash or
such other
collateral as
the
Depositary
deems
appropriate,
c terminable
by the
Depositary
on not more
than five 5
business
days notice,
and d subject
to such
further
indemnities
and credit
regulations
as the
Depositary
deems
appropriate.
 The number
of American
Depositary
Shares which
are
outstanding
at any time
as a result of
PreReleases
will not
normally
exceed thirty
percent 30 of
the Shares
deposited
with the
Depositary;
provided,
however,
that the
Depositary
reserves the
right to
change or
disregard
such limit
from time to
time as it
deems
appropriate.
The
Depositary
may retain
for its own
account any
compensatio
n received
by it in
connection
with the
foregoing.
15.
COMPLIAN
CE WITH
U.S.
SECURITIE
S LAWS.
Notwithstand
ing any terms
of this
Receipt to
the contrary,
the
Depositary
will not
exercise any
rights it has
under this
Receipt to
prevent the
withdrawal
or delivery
of Deposited
Securities in
a manner
which would
violate the
United States
securities
laws
including,
but not
limited to,
Section 1A1
of the
General
Instructions
to the Form
F6
Registration
Statement, as
amended
from time to
time, under
the Securities
Act of 1933.
16.
GOVERNIN
G LAW;
VENUE OF
ACTIONS;
JURY
TRIAL
WAIVER.
This Receipt
shall be
interpreted
and all rights
hereunder
and
provisions
hereof shall
be governed
by the laws
of the State
of New
York.
All actions
and
proceedings
brought by
any Owner
or holder of
this Receipt
against the
Depositary
arising out of
or relating to
the Shares or
other
Deposited
Securities,
the American
Depositary
Shares or the
Receipts, or
any
transaction
contemplated
herein, shall
be litigated
only in
courts
located
within the
State of New
York.
EACH
OWNER
AND
HOLDER
HEREBY
IRREVOCA
BLY
WAIVES,
TO THE
FULLEST
EXTENT
PERMITTED
BY
APPLICABL
E LAW,
ANY RIGHT
IT MAY
HAVE TO A
TRIAL BY
JURY IN
ANY SUIT,
ACTION OR
PROCEEDIN
G AGAINST
THE
DEPOSITAR
Y
DIRECTLY
OR
INDIRECTL
Y ARISING
OUT OF OR
RELATING
TO THE
SHARES OR
OTHER
DEPOSITED
SECURITIES
, THE
AMERICAN
DEPOSITAR
Y SHARES
OR THE
RECEIPTS,
OR ANY
TRANSACTI
ON
CONTEMPL
ATED
HEREIN, OR
THE
BREACH
HEREOF,
INCLUDING
WITHOUT
LIMITATIO
N, ANY
QUESTION
REGARDIN
G
EXISTENCE
, VALIDITY
OR
TERMINATI
ON
WHETHER
BASED ON
CONTRACT
, TORT OR
ANY
OTHER
THEORY.
17.
AMENDME
NT OF
RECEIPTS.

The form of
the Receipts
and the
agreement
created
thereby may
at any time
and from
time to time
be amended
by the
Depositary in
any respect
which it may
deem
necessary or
desirable.
Any
amendment
which shall
prejudice
any
substantial
existing right
of Owners
shall not
become
effective as
to
outstanding
Receipts
until the
expiration of
thirty 30
days after
notice of
such
amendment
shall have
been given to
the Owners
of
outstanding
Receipts;
provided,
however,
that such
thirty 30
days notice
shall in no
event be
required with
respect to
any
amendment
which shall
impose or
increase any
taxes or
other
governmenta
l charges,
registration
fees, cable,
telex or
facsimile
transmission
costs,
delivery
costs or other
such
expenses.
Every Owner
and holder
of a Receipt
at the time
any
amendment
so becomes
effective
shall be
deemed, by
continuing to
hold such
Receipt, to
consent and
agree to such
amendment
and to be
bound by the
agreement
created by
Receipt as
amended
thereby. In
no event
shall any
amendment
impair the
right of the
Owner of
any Receipt
to surrender
such Receipt
and receive
therefor the
amount of
Deposited
Securities
represented
by the
American
Depositary
Shares
evidenced
thereby,
except in
order to
comply with
mandatory
provisions of
applicable
law.